Exhibit 10(b)



                  REVISION AND ADDENDUM TO EMPLOYMENT AGREEMENT
            ORIGINALLY DATED MAY 25, 2001 BETWEEN AFFILIATED BANK AND
                                 GARRY J. GRAHAM
                            EFFECTIVE MARCH 26, 2003

Pursuant to a resolution by the Affiliated Bank Board of Directors  section four
(4) regarding compensation in the management contract is amended. The amendment specifically chagnes only the compensation parameters and increases the compensation threshold. Section 4 of the existing contract reflects a salary increase schedule that provides for a salary increase for each $200,000 of pre-tax income and does not reflect salary parameters beyond $1,000,000 in pre-tax earnings. This amendment increases that parameter from $1,000,000 in pre-tax earnings to $2,000,000 in pre-tax earnings. Therefore, the only changes to the management contract include the following added to section 4:

         (v) $187,000 per year in the event that the Bank's pre-tax earnings for the calendar year most recently ended are at least $1,200,000.

         (vi) $202,000 per year in the event that the Bank's pre-tax earnings for the calendar year most recently ended are at least $1,400,000.

         (vii) $217,000 per year in the event that the Bank's pre-tax earnings for the calendar year most recently ended are at least $1,600,000.

         (viii) $232,000 per year in the event that the Bank's pre-tax earnings for the calendar year most recently ended at least $1,800,000.

         (ix) $247,000 per year in the event that the Bank's pre-tax earnings for the calendar year most recently ended are at least $2,000,000.

Affiliated Bank


/s/Kenneth Lynn Lee                         April 18, 2003
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Kenneth Lynn Lee                            Date


Employee

/s/Garry J. Graham                          April 18, 2003
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Garry J. Graham                             Date